Finance Costs	12 Months Ended
Dec. 31, 2021
Finance costs.
Finance costs

11.Finance costs

	2021	2020	2019
	$’000	$'000	$'000

Interest expenses – third party loans	179,280	182,246	193,829
Unwinding of discount on decommissioning liability	4,644	2,644	1,712
Interest and finance charges paid/payable for lease liabilities	32,826	27,384	16,024
Net foreign exchange loss arising from financing - unrealized	126,131	363,953	47,291
Net foreign exchange loss arising from financing – realized	43,422	49,564	—
Net foreign exchange loss on derivative instruments – realized	—	—	1,594
Costs paid on early loan and bond settlement	18,171	—	22,153
Fees on loans and financial derivatives	13,663	7,806	6,312
Fair value loss on embedded derivative within revenue contract	—	169	—
Net foreign exchange loss on derivative instruments—unrealized	3,897	—	—
	422,034	633,766	288,915

Net foreign exchange loss arising from financing - unrealized in 2021 is primarily due to significant fluctuations in exchange rates predominantly between the Kwacha and the US Dollar, the Naira and the US Dollar rate and the Brazilian Real and the US Dollar (2020: predominantly from the Kwacha and US Dollar, the Naira and the US Dollar rate and the Brazilian Real and the US Dollar rate. 2019: predominantly from the Kwacha and US Dollar rate and the Naira and the US Dollar rate). This arises on commercial bank and related party loans denominated in US Dollars at subsidiary level as a result of loan revaluations in local functional currency at period ends. Refer to note 4(b) for further information.